                                                                    EXHIBIT 99.1

                              GRANT PRIDECO, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     RESTATEMENT OF 2000 QUARTERLY RESULTS
                                  (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                     FIRST QUARTER 2000        SECOND QUARTER 2000         THIRD QUARTER 2000
                                                     ------------------        -------------------         ------------------
                                                  AS REPORTED  AS RESTATED  AS REPORTED   AS RESTATED  AS REPORTED  AS RESTATED
REVENUES.......................................... $ 107,145    $ 107,291    $ 112,535     $ 115,197    $ 131,232    $ 120,528
                                                   ---------    ---------    ---------     ---------    ---------    ---------
COSTS AND EXPENSES:
  Cost of Sales...................................    94,423      102,736       93,803       100,220      103,097       95,661
  Selling, General and Administrative
     Attributable to Segments.....................     8,218        8,218        8,487         8,487        8,845        8,845
  Corporate General and Administrative............     4,370        4,370        5,138         5,138        5,188        5,188
  Equity Income in Unconsolidated Affiliates......      (607)        (607)      (1,483)       (1,483)      (1,801)      (1,801)
  Weatherford Charges.............................       500          500           --            --           --           --
  Other Charges...................................        --           --           --            --           --           --
                                                   ---------    ---------    ---------     ---------    ---------    ---------
                                                     106,904      115,217      105,945       112,362      115,329      107,893
                                                   ---------    ---------    ---------     ---------    ---------    ---------
OPERATING INCOME (LOSS)...........................       241       (7,926)       6,590         2,835       15,903       12,635
                                                   ---------    ---------    ---------     ---------    ---------    ---------
OTHER INCOME (EXPENSE):
  Interest Expense................................    (3,496)      (3,496)      (3,814)       (3,814)      (4,262)      (4,262)
  Other, Net......................................      (215)        (215)        (175)         (175)          43           43
                                                   ---------    ----------   ---------    ----------    ---------     ---------
                                                      (3,711)      (3,711)      (3,989)       (3,989)      (4,219)      (4,219)
                                                   ---------    ---------    ---------     ---------    ---------     --------
INCOME (LOSS) BEFORE INCOME TAXES.................    (3,470)     (11,637)       2,601        (1,154)      11,684        8,416
INCOME TAX (PROVISION) BENEFIT....................       937        3,795         (988)          326      (4,323)       (3,179)
                                                   ---------    ---------    ---------    ----------    ---------     --------
NET INCOME (LOSS) BEFORE MINORITY
  INTEREST........................................    (2,533)      (7,842)       1,613          (828)       7,361        5,237
MINORITY INTEREST.................................       (45)         (45)         (24)          (24)         (69)         (69)
                                                   ---------    ---------    ---------    ----------    ---------     --------
NET INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE...............................    (2,578)      (7,887)       1,589          (852)       7,292        5,168
CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE (1)......................................        --       (1,789)          --            --           --           --
                                                   ---------     --------    ---------     ---------    ---------     --------
NET INCOME (LOSS)................................. $  (2,578)    $ (9,676)   $   1,589     $    (852)   $   7,292     $  5,168
                                                   =========     ========    =========     =========    =========     ========

BASIC NET INCOME (LOSS) PER SHARE
  (Pro forma prior to effective date of spinoff)
  Basic net income (loss) before cumulative
    effect of accounting change..................  $   (0.02)    $  (0.07)   $    0.01     $   (0.01)   $    0.07     $   0.05
  Cumulative effect of accounting change.........         --        (0.02)          --            --           --           --
                                                   ---------     --------    ---------     ---------    ---------     --------
  Net income (loss)............................... $   (0.02)    $  (0.09)   $    0.01     $   (0.01)   $    0.07     $   0.05
                                                   =========     ========    =========     =========    =========     ========
  Basic weighted average shares outstanding......    108,752      108,752      108,415       108,934      108,481      109,000
                                                   =========     ========    =========     =========    =========     ========

DILUTED NET INCOME (LOSS) PER SHARE
  (Pro forma prior to effective date of spinoff)
  Diluted net income (loss) before cumulative
    effect of accounting change..................  $   (0.02)    $  (0.07)   $    0.01     $   (0.01)   $    0.07     $   0.05
  Cumulative effect of accounting change.........         --        (0.02)          --            --           --           --
                                                   ---------     --------    ---------     ---------    ---------     --------

  Net income (loss)............................... $   (0.02)    $  (0.09)   $    0.01     $   (0.01)   $    0.07     $   0.05
                                                   =========     ========    =========     =========    =========     ========
  Diluted weighted average shares
    outstanding (2)...............................   108,752      108,752      110,182       108,934      110,595      111,114
                                                   =========     ========    =========     =========    =========     ========


                                                        FOURTH
                                                      QUARTER 2000    FULL YEAR 2000

                                                      AS REPORTED     AS REPORTED
REVENUES..........................................    $ 155,465        $ 498,481
                                                      ---------        ----------
COSTS AND EXPENSES:
  Cost of Sales...................................      140,898          439,515
  Selling, General and Administrative
     Attributable to Segments.....................       11,209           36,759
  Corporate General and Administrative............        6,113           20,809
  Equity Income in Unconsolidated Affiliates......       (1,604)          (5,495)
  Weatherford Charges.............................           --              500
  Other Charges...................................       11,129           11,129
                                                      ---------        ---------
                                                        167,745          503,217
                                                      ---------        ---------
OPERATING INCOME (LOSS)...........................      (12,280)          (4,736)
                                                      ---------        ---------
OTHER INCOME (EXPENSE):
  Interest Expense................................       (5,433)         (17,005)
  Other, Net......................................          238             (109)
                                                      ---------        ---------
                                                         (5,195)         (17,114)
                                                      ---------        ---------
INCOME (LOSS) BEFORE INCOME TAXES.................      (17,475)         (21,850)
INCOME TAX (PROVISION) BENEFIT....................        6,423            7,365
                                                      ---------        ---------
NET INCOME (LOSS) BEFORE MINORITY
  INTEREST........................................      (11,052)         (14,485)
MINORITY INTEREST.................................          (73)            (211)
                                                      ---------        ---------
NET INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE...............................      (11,125)         (14,696)
CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE (1)......................................           --           (1,789)
                                                      ---------        ---------
NET INCOME (LOSS).................................    $ (11,125)      $  (16,485)
                                                      =========       ==========

BASIC NET INCOME (LOSS) PER SHARE
  (Pro forma prior to effective date of spinoff)
  Basic net income (loss) before cumulative
    effect of accounting change..................     $   (0.10)      $    (0.13)
  Cumulative effect of accounting change.........            --            (0.02)
                                                      ---------       ----------
  Net income (loss)...............................    $   (0.10)      $    (0.15)
                                                      =========       ==========
  Basic weighted average shares outstanding......       109,059          109,000
                                                      =========       ==========

DILUTED NET INCOME (LOSS) PER SHARE
  (Pro forma prior to effective date of spinoff)
  Diluted net income (loss) before cumulative
    effect of accounting change..................     $   (0.10)      $    (0.13)
  Cumulative effect of accounting change.........            --            (0.02)
                                                      ---------       ----------
  Net income (loss)...............................    $   (0.10)      $    (0.15)
                                                      =========       ==========
  Diluted weighted average shares
    outstanding (2)...............................      109,059          109,000
                                                      =========       ==========

Note 1: For the year ended December 31, 2000, the Company recorded a charge of $1.8 million, after tax, to reflect the adoption of SAB 101. This charge is reflected as a cumulative effect of an accounting change in the financial information above.

Note 2: The effect of stock options is not included in the diluted computation for periods in which a loss occurs because to do so would have been anti-dilutive.